UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21584

The Victory Institutional Funds
(Exact name of registrant as specified in charter)

3435 Stelzer Road, Columbus, Ohio			43219
(Address of principal executive offices)			(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		614-470-8000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2012

Item 1. Reports to Stockholders.

October 31, 2012

Annual Report

Institutional Diversified Stock Fund

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

The Victory Institutional
Funds

Table of Contents

Shareholder Letter	3
Fund Review and Commentary	4
Financial Statements
Schedule of Portfolio Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	17
Supplemental Information
Trustee and Officer Information	18
Proxy Voting and Form N-Q Information	21
Expense Examples	21
Additional Federal Income Tax Information	22

The Fund is distributed by Victory Capital Advisers Inc., which is affiliated with KeyCorp and its subsidiaries. Victory Capital Management Inc., a member of the Key financial network, is the investment advisor to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Institutional Diversified Stock Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Furthermore, Victory Capital Management Inc. and its affiliates, as agents for their clients, and any of its officers or employees may have a beneficial interest or position in any of the securities mentioned, which may be contrary to any opinion or projection expressed in this report. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

NOT FDIC INSURED

Shares of the Victory Funds are not insured by the FDIC,
are not deposits or other obligations of, or guaranteed by, KeyCorp, Victory Capital Management Inc., or their affiliates, and are subject to investment risks, including possible loss of the principal amount invested.

Call Victory at:

866-689-6999

Visit our website at:

www.vcm.com

This page is intentionally left blank.

Letter to Our Shareholders

After a strong start to the year, the economic recovery appeared to be on a much more sluggish growth pace by the end of October. In the U.S. markets, economic data was mixed as uncertainties over the presidential election, fiscal cliff, and impact from Hurricane Sandy loomed. Internationally, Europe's sovereign debt yields moved higher while China's level of growth weakened. Liquidity across the globe continued to be injected in order to stimulate corporate and consumer spending to prevent a recession. In the U.S, the Federal Reserve revealed a third round of quantitative easing which caused investors to develop a "don't fight the Fed" mentality. In Europe, the European Central Bank announced it would offer support to those countries in need of a bailout. For China, easing monetary policy should help prevent a hard landing.

January through October, investors continued to favor fixed-income funds (net inflows of $275 billion) at the expense of domestic equity funds (net outflows of $72 billion). International equity funds took $22 billion of net inflows, a positive amount despite the MSCI ACWI ex-USA return of +10.81% underperforming the S&P 500 return of +14.29%. Fixed income, as measured by the Barclays U.S. Aggregate Bond Index, had a total return of +4.20%.

As the economic recovery continues, long-term prospects remain favorable. Labor and housing markets continued to improve. Credit markets remain stable and cash flows remain strong. U.S. equities remain an attractive asset class despite the structural challenges for economic growth both domestically and abroad.

We continue to believe that patient investors will be rewarded over the longer-term. We remain focused on valuation, financial strength and returns in pursuit of superior long-term performance. Victory maintains an overall positive longer-term outlook, albeit cognizant of the short-term risks, and continues to invest in the market with confidence. In this light, we continue to hold to our strategic plan for investment management, which is based on three key elements:

1. Consistent Performance and Investment Quality

Dedicated strategy teams maintain complete investment autonomy and consistently apply transparent, repeatable processes. Reliance on fundamental research ensures high-conviction portfolios, and state-of-the-art risk management tools are employed to ensure ongoing risk monitoring. Finally, value-added trading provides effective execution of investment decisions.

2. Client Service Excellence

Our approach is simple: communication is complete, honest, timely and straightforward — our goal is no surprises.

3. Empowerment, Ownership and Accountability

Victory has an organizational structure that fosters an environment in which investment professionals thrive, and our compensation plan is built to attract and retain industry-leading talent. Our senior management team is committed to delivering high-quality investment products and services.

We appreciate your confidence in the Victory Funds. We continue to closely monitor the possibility of increased regulatory reform following tumultuous times, and will strive to embrace the programs and adopt the procedures necessary to safeguard our shareholders. If you have questions or would like further information, please feel free to contact us at 800-539-3863 or via our website at www.vcm.com.

Michael Policarpo, II

President,
Victory Funds

The Victory Institutional Funds

Institutional Diversified Stock Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities.

Commentary

Fiscal 2012 was a very good year for equity markets, which withstood a 9% correction in late spring to finish in positive double digit territory. Corporate profits generally exceeded expectations, and the U.S. economy continued on its slow growth trajectory, with encouraging signs of improvement in the domestic housing market. Outside of the U.S., China's growth slowed but remains well above developed markets and the country has begun easing monetary policy. European markets continued to struggle, however European Central Bank leadership expressed a willingness to do whatever is necessary to keep the region together, which was well received by equity markets. With favorable valuations, accommodative global monetary policy, and healthy corporate balance sheets, the S&P 500 Index1 (the "Index") returned 15.18% for the year. The Fund performed in line with the Index. The Fund returned 14.35%.

Equity returns were led by the Telecommunications, Health Care, Financials, and Consumer Discretionary sectors, all of which exceeded 20%. This balanced leadership was representative of investors' appetite for yield in the low interest rate environment, a bias for U.S.-centric companies given the uncertain global macroeconomic environment, and resilient consumer spending in the face of a fragile economy. Strength in the Financial sector was a noteworthy improvement after being the worst performing sector in fiscal 2011, aided by improvements in the housing market and a better lending environment. Within the Fund, relative performance was greatest in the Consumer Staples, Consumer Discretionary, and Health Care sectors, while the Energy sector was the largest detractor to performance.

Investors continued to reward the relative stability of larger-market-capitalization securities with strong balance sheets. These attributes, along with better fundamental execution helped portfolio holdings such as Apple, Comcast, Anheuser-Busch, eBay, and Pfizer. While the Fund was correctly underweight in the Energy sector, it was negatively impacted by holdings of Apache Corporation and Anadarko Petroleum. Apache Corporation's stock has lagged as management has underperformed its production targets, and litigation associated with a previous acquisition has overwhelmed impressive operational performance for Anadarko Petroleum.

The Victory Institutional Funds

Institutional Diversified Stock Fund (continued)

Average Annual Total Return

Year Ended October 31, 2012

INSTITUTIONAL DIVERSIFIED STOCK FUND Class A
INCEPTION DATE	6/24/05
Net Asset Value
One Year	14.35%
Three Year	9.27%
Five Year	–1.49%
Ten Year	N/A
Since Inception	3.89%

Expense Ratios

Gross	0.61%
With Applicable Waivers	0.61%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated February 29, 2012. Additional information pertaining to the Fund's expense ratio as of October 31, 2012 can be found in the financial highlights.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Growth of $10,000,000 — Institutional Diversified Stock Fund vs. S&P 500 Index1

For the period 06/24/05 to 10/31/12

1The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Institutional Funds  Schedule of Portfolio Investments
Institutional Diversified Stock Fund  October 31, 2012

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (98.8%)
Consumer Discretionary (21.4%):
CarMax, Inc. (a)	305,870	$10,323
CBS Corp., Class B	341,240	11,056
Comcast Corp., Class A	429,000	16,092
Costco Wholesale Corp.	124,200	12,225
DIRECTV (a)	77,930	3,983
General Motors Co. (a)	418,020	10,659
Las Vegas Sands Corp.	136,630	6,345
Lowe's Cos., Inc.	357,490	11,576
Starbucks Corp.	245,000	11,245
Target Corp.	168,072	10,715
The Walt Disney Co.	124,150	6,092
Tiffany & Co.	61,990	3,919
Viacom, Inc., Class B	322,530	16,536
		130,766
Consumer Staples (9.3%):
Anheuser-Busch InBev NV, Sponsored ADR	139,180	11,663
Kraft Foods Group, Inc. (a)	147,405	6,704
Mondelez International, Inc., Class A, Class A	278,105	7,381
PepsiCo, Inc.	133,420	9,238
The Procter & Gamble Co.	311,790	21,588
		56,574
Energy (8.6%):
Anadarko Petroleum Corp.	179,760	12,369
Apache Corp.	100,470	8,314
Halliburton Co.	344,140	11,112
Occidental Petroleum Corp.	117,330	9,265
Schlumberger Ltd.	170,014	11,821
		52,881
Financials (16.3%):
Citigroup, Inc.	319,950	11,963
CME Group, Inc.	98,400	5,503
JPMorgan Chase & Co.	449,770	18,746
MetLife, Inc.	485,247	17,221
The Goldman Sachs Group, Inc.	105,040	12,856
U.S. Bancorp	351,000	11,657
Wells Fargo & Co.	656,000	22,101
		100,047
Health Care (13.8%):
Express Scripts Holding Co. (a)	271,970	16,737
Johnson & Johnson	250,870	17,767
Medtronic, Inc.	302,240	12,567
Merck & Co., Inc.	286,275	13,063
Pfizer, Inc.	983,200	24,452
		84,586

See notes to financial statements.

The Victory Institutional Funds  Schedule of Portfolio Investments — continued
Institutional Diversified Stock Fund  October 31, 2012

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (11.1%):
ABB Ltd., Sponsored ADR	418,000	$7,549
Boeing Co.	186,800	13,158
Cummins, Inc.	70,950	6,640
Danaher Corp.	221,000	11,432
General Dynamics Corp.	116,510	7,932
Honeywell International, Inc.	102,000	6,247
United Parcel Service, Inc., Class B	84,100	6,160
W.W. Grainger, Inc.	43,850	8,832
		67,950
Information Technology (16.4%):
Agilent Technologies, Inc.	151,240	5,443
Altera Corp.	206,140	6,283
Apple, Inc.	44,200	26,304
Cognizant Technology Solutions Corp., Class A (a)	134,560	8,969
eBay, Inc. (a)	165,110	7,973
Google, Inc., Class A (a)	19,410	13,194
Microsoft Corp.	319,251	9,110
NetApp, Inc. (a)	216,890	5,834
TE Connectivity Ltd.	247,710	7,971
Visa, Inc., Class A	69,000	9,575
		100,656
Materials (1.9%):
Monsanto Co.	70,431	6,062
The Dow Chemical Co.	182,620	5,351
		11,413
Total Common Stocks (Cost $566,165)		604,873
Investment Companies (1.4%)
Federated Treasury Obligations Fund, Institutional Shares, 0.01% (b)	8,417,335	$8,417
Total Investment Companies (Cost $8,417)		8,417
Total Investments (Cost $574,582) — 100.2%		613,290
Liabilities in excess of other assets — (0.2)%		(952)
NET ASSETS — 100.0%		$612,338

(a)  Non-income producing security.

(b)  Rate disclosed is the daily yield on 10/31/12.

ADR — American Depositary Receipt

See notes to financial statements.

Statement of Assets and Liabilities

The Victory Institutional Funds  October 31, 2012

(Amounts in Thousands, Except Per Share Amounts)

Institutional Diversified Stock Fund
ASSETS:
Investments, at value (Cost $574,582)	$613,290
Interest and dividends receivable	377
Receivable for capital shares issued	111
Prepaid expenses	14
Total Assets	613,792
LIABILITIES:
Payable for capital shares redeemed	1,058
Accrued expenses and other payables:
Investment advisory fees	267
Administration fees	14
Custodian fees	6
Transfer agent fees	15
Chief Compliance Officer fees	1
Trustees' fees	4
Other accrued expenses	89
Total Liabilities	1,454
NET ASSETS:
Capital	581,854
Accumulated undistributed net investment income	326
Accumulated net realized losses from investments	(8,550)
Net unrealized appreciation on investments	38,708
Net Assets	$612,338
Shares (unlimited number of shares authorized with par value of $0.001 per share)	53,841
Net asset value, offering price & redemption price per share	$11.37

See notes to financial statements.

Statement of Operations

The Victory Institutional Funds  For the Year Ended October 31, 2012

(Amounts in Thousands)

Institutional Diversified Stock Fund
Investment Income:
Interest income	$5
Dividend income	12,601
Total Income	12,606
Expenses:
Investment advisory fees	3,226
Administration fees	170
Custodian fees	69
Transfer agent fees	82
Trustees' fees	96
Chief Compliance Officer fees	12
Legal and audit fees	99
State registration and filing fees	32
Other expenses	156
Total Expenses	3,942
Net Investment Income	8,664
Realized/Unrealized Gains from Investment Transactions:
Net realized gains from investment transactions	56,490
Net change in unrealized appreciation/depreciation on investments	22,949
Net realized/unrealized gains from investments	79,439
Change in net assets resulting from operations	$88,103

See notes to financial statements.

The Victory Institutional Funds  Statements of Changes in Net Assets

(Amounts in Thousands)

	Institutional Diversified Stock Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
From Investment Activities:
Operations:
Net investment income	$8,664	$8,123
Net realized gains from investment transactions	56,490	59,963
Net change in unrealized appreciation/depreciation on investments	22,949	(65,439)
Change in net assets resulting from operations	88,103	2,647
Distributions to Shareholders:
From net investment income:	(8,672)	(8,303)
Change in net assets resulting from distributions to shareholders	(8,672)	(8,303)
Change in net assets from capital transactions	(107,627)	6,167
Change in net assets	(28,196)	511
Net Assets:
Beginning of period	640,534	640,023
End of period	$612,338	$640,534
Accumulated undistributed net investment income	$326	$325
Capital Transactions:
Proceeds from shares issued	$102,654	$142,653
Dividends reinvested	8,495	8,169
Cost of shares redeemed	(218,776)	(144,655)
Change in net assets from capital transactions	$(107,627)	$6,167
Share Transactions:
Issued	9,909	12,923
Reinvested	791	776
Redeemed	(20,387)	(13,452)
Change in Shares	(9,687)	247

See notes to financial statements.

The Victory Institutional Funds  Financial Highlights

For a Share Outstanding Throughout Each Period

	Institutional Diversified Stock Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008
Net Asset Value, Beginning of Period	$10.08	$10.11	$9.06	$8.48	$13.77
Investment Activities:
Net investment income	0.15	0.13	0.13	0.12	0.15
Net realized and unrealized gains (losses) on investments	1.29	(0.03)	1.04	0.58	(4.65)
Total from Investment Activities	1.44	0.10	1.17	0.70	(4.50)
Distributions
Net investment income	(0.15)	(0.13)	(0.12)	(0.12)	(0.14)
Net realized gains from investments	—	—	—	—	(0.65)
Total Distributions	(0.15)	(0.13)	(0.12)	(0.12)	(0.79)
Net Asset Value, End of Period	$11.37	$10.08	$10.11	$9.06	$8.48
Total Return	14.35%	0.95%	13.03%	8.44%	(34.44)%
Ratios/Supplemental Data:
Net assets at end of period (000)	$612,338	$640,534	$640,023	$584,456	$427,971
Ratio of net expenses to average net assets	0.61%	0.60%	0.61%	0.62%	0.61%
Ratio of net investment income to average net assets	1.34%	1.21%	1.31%	1.49%	1.31%
Portfolio turnover	94%	87%	100%	97%	123%

See notes to financial statements.

Notes to Financial Statements

The Victory Institutional Funds  October 31, 2012

1. Organization:

The Victory Institutional Funds (the "Trust") was organized on August 1, 2003, as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. The Trust presently offers shares of one fund. The accompanying financial statements are those of the Institutional Diversified Stock Fund (the "Fund").

The Fund is authorized to issue one class of shares.

The Fund seeks to provide long-term growth of capital.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board").

Notes to Financial Statements — continued

The Victory Institutional Funds  October 31, 2012

Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments in other open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 or Level 2 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

For the fiscal year ended October 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the inputs used to value the Fund's investments as of October 31, 2012, while the breakdown, by category, of common stocks is disclosed on the Schedule of Portfolio Investments (in thousands):

Investment	LEVEL 1 – Quoted Prices	LEVEL 2 – Other Significant Observable Inputs	Total
Common Stocks .	$604,873	$—	$604,873
Investment Companies.	—	8,417	8,417
Total	$604,873	$8,417	$613,290

Securities Transactions and Related Income:

Changes in holdings of portfolio securities are accounted for no later than one business day following the trade date. For financial reporting purposes, however, portfolio security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends to Shareholders:

Dividends from net investment income are declared and paid quarterly by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclass of market discounts and gain/loss), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital in the accompanying Statement of Assets and Liabilities.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and

Notes to Financial Statements — continued

The Victory Institutional Funds  October 31, 2012

the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

New Accounting Pronouncements:

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"). ASU 2011-11 requires disclosure of both gross and net information related to offsetting and related arrangements, enabling users of financial statements to understand the effect of those arrangements on the entity's financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the financial statements has not yet been determined.

Subsequent Events:

The Fund has evaluated subsequent events and there are no subsequent events to report.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the fiscal year ended October 31, 2012 were as follows for the Fund (in thousands):

Purchases*	Sales*
$595,905	$680,792

*There were no Purchases or Sales of U.S. Government Securities during the period.

4. Investment Advisory, Administration, and Distribution Agreements:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a wholly owned subsidiary of KeyBank National Association ("KeyBank"). Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.50% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

KeyBank, serving as custodian for the Fund, receives custodian fees at an annualized rate of 0.0081% of the aggregate average daily net assets of the Trust, The Victory Portfolios and The Victory Variable Insurance Funds (collectively, the "Victory Trusts"), excluding the assets of the International Fund, International Select Fund and Global Equity Fund, plus applicable per transaction fees. The Trust reimburses KeyBank for all of its reasonable out-of-pocket expenses incurred in providing custody services. Prior to July 1, 2012, this fee was 0.0098%.

VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accountant Agreement, VCM is paid for its services an annual fee at a rate ranging from 0.03% to 0.02% of the Trust's average daily net assets, subject to an annual minimum fee of $25 thousand per year for providing administration services. VCM also receives $25 thousand per year for providing fund accounting services.

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Fund under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Notes to Financial Statements — continued

The Victory Institutional Funds  October 31, 2012

Citi also serves as the Fund's transfer agent. Under the Transfer Agent Agreement, Citi is entitled to fees of $25 thousand per year. In addition, Citi is entitled to reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

5. Risks:

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6. Line of Credit:

The Victory Trusts (except International Fund, International Select Fund and Global Equity Fund) participate in a short-term, demand note "Line of Credit" agreement with KeyCorp, an affiliate of the Adviser. Under the agreement, the Victory Trusts may borrow up to $100 million, of which $50 million is committed and $50 million is uncommitted. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. KeyCorp receives an annual commitment fee of 0.15% on the committed $50 million for providing the Line of Credit. Prior to June 1, 2012, there was a committed credit line of $150 million with an annual commitment fee of 0.30%. For the fiscal year ended October 31, 2012, KeyCorp earned approximately $293 thousand for the Line of Credit fee. Each fund in the Victory Trusts (except International Fund, International Select Fund and Global Equity Fund) pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed. The average loan outstanding for the Fund during the fiscal year ended October 31, 2012 was $3,727 thousand. The average interest rate during the fiscal year ended October 31, 2012 was 1.73%. As of October 31, 2012, the Fund had no loans outstanding with KeyCorp.

7. Federal Tax Information:

The tax character of distributions paid during the fiscal year ended October 31, 2012 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$8,672	$—	$8,672

The tax character of distributions paid during the fiscal year ended October 31, 2011 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$8,303	$—	$8,303

Notes to Financial Statements — continued

The Victory Institutional Funds  October 31, 2012

As of October 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows (in thousands):

Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings/ (Deficit)
$359	$(7,463)	$37,620	$30,516

*The difference between the book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

As of the end of its tax year ended October 31, 2012, the Fund had net capital loss carryforwards ("CLCFs") as summarized in the tables below. CLCFs are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration.

CLCFs subject to expiration:

Expires 2017
$7,463

During the year ended October 31, 2012, the Fund utilized $51,113 thousand of capital loss carryforwards.

The cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation as of October 31, 2012, were as follows (in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
$575,670	$56,436	$(18,816)	$37,620

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of the Victory Institutional Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Victory Institutional Funds, constituting the Victory Institutional Diversified Stock Fund (the "Fund"), as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the four years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights presented herein for the year ended October 31, 2008 was audited by another registered public accounting firm whose report dated December 22, 2008 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Victory Institutional Funds as of October 31, 2012, the results of its operations for the year then ended, the change in its net assets for each of the two years then ended and financial highlights for each of the four years then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 21, 2012

  Supplemental Information

The Victory Institutional Funds  October 31, 2012

(Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees one portfolio in the Trust, one portfolio in The Victory Variable Insurance Funds and 15 portfolios in The Victory Portfolios, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 61	Trustee	February 2005	Consultant (since 2006).	FBR Funds (since 2011).
Nigel D. T. Andrews, 65	Vice Chair and Trustee	August 2003	Retired.	Chemtura Corporation (2000-2010); Old Mutual plc (2002-2010); Old Mutual US Asset Management (since 2002).
Teresa C. Barger, 57[1]	Trustee	December 2008	Chief Executive Officer, Cartica Capital LLC (since 2007).	None.
E. Lee Beard, 61	Trustee	February 2005	Consultant, The Henlee Group, LLC (consulting) (since 2005).	Penn Millers Holding Corporation (January 2011-November 2011).
Sally M. Dungan, 58	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.
David L. Meyer, 55	Trustee	December 2008	Retired (since 2008); Chief Operating Officer, Investment & Wealth Management Division, PNC Financial Services Group (previously Mercantile Bankshares Corp.) (2002-2008).	None.

  Supplemental Information — continued

The Victory Institutional Funds  October 31, 2012

(Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Karen F. Shepherd, 72	Trustee	August 2003	Retired; Shepherd Investments (private investments) (since 1996).	None.
Leigh A. Wilson, 68	Chair and Trustee	August 2003

Chief Executive Officer, Third Wave Associates (full service independent living for senior citizens) and New Century Living (senior housing consulting) (since 1991); Director, The Mutual Fund Directors Forum (since 2004).

Director, Caledonia Mining Corporation (since 2012); Chair, Old Mutual Funds II (15 portfolios) (2005-2010); Trustee, Old Mutual Funds III (13 portfolios) (2007-2010).
Interested Trustee.
David C. Brown, 40	Trustee	July 2008	Co-Chief Executive Officer (since 2011), President — Investments and Operations (2010-2011), and Chief Operating Officer (2004-2011), the Adviser.	None.

1 Effective January 1, 2013, Ms. Barger has resigned from the Board of Trustees.

Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Board has designated Messrs. Andrews and Meyer as its Audit Committee Financial Experts.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 866-689-6999.

  Supplemental Information — continued

The Victory Institutional Funds  October 31, 2012

(Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Michael D. Policarpo, II, 38	President	May 2008	Senior Managing Director (since 2010) and Managing Director (2005-2010), the Adviser.
Derrick A. MacDonald, 42	Vice President	August 2010	Director of Investment Operations & Technology, the Adviser (since 2008); Global Business Director, Avery Dennison (2004-2008).
Christopher K. Dyer, 50	Secretary	February 2006	Director of Fund Administration, the Adviser.
Jay G. Baris, 58	Assistant Secretary	August 2003	Partner, Morrison & Foerster LLP (since 2011); Partner, Kramer Levin Naftalis & Frankel LLP (1994-2011).
Christopher E. Sabato, 44	Treasurer	May 2006	Senior Vice President, Treasurer Services, Citi Fund Services, Inc.
Eric B. Phipps, 41	Anti-Money Laundering Compliance Officer and Identity Theft Officer	August 2010	Vice President and Chief Compliance Officer, CCO Services, Citi Fund Services, Inc. (since 2006).
Edward J. Veilleux, 69	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).

  Supplemental Information — continued

The Victory Institutional Funds  October 31, 2012

(Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the Fund's website at www.vcm.com and on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Fund's website at www.vcm.com and on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Fund, you incur ongoing costs, including management fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2012 through October 31, 2012.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/12	Ending Account Value 10/31/12	Expenses Paid During Period* 5/1/12-10/31/12	Expense Ratio During Period** 5/1/12-10/31/12
Institutional Diversified Stock Fund	$1,000.00	$1,017.70	$3.14	0.62%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**  Annualized.

  Supplemental Information — continued

The Victory Institutional Funds  October 31, 2012

(Unaudited)

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 5/1/12	Ending Account Value 10/31/12	Expenses Paid During Period* 5/1/12-10/31/12	Expense Ratio During Period** 5/1/12-10/31/12
Institutional Diversified Stock Fund	$1,000.00	$1,022.02	$3.15	0.62%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**  Annualized.

Additional Federal Income Tax Information

For the year ended October 31, 2012, the Fund paid qualified dividend income for purposes of reduced individual federal income tax rates of:

Amount
100%

Dividends qualifying for corporate dividends received deduction of:

Amount
100%

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Victory Funds Privacy Policy

Protecting the Privacy of Information

The Victory Institutional Funds respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Victory Institutional Funds do not share information with other companies for purposes of marketing solicitations for products other than the Victory Institutional Funds. Therefore, the Victory Institutional Funds do not provide opt-out options to their shareholders.

The Victory Institutional Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	866-689-6999

VF-INST-ANN (10/12)

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1)  The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are David Meyer, Nigel Andrews and John Kelly, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2012	2011
(a) Audit Fees (1)	$19,075	$18,330
(b) Audit-Related Fees (2)	0	0
(c) Tax Fees (3)	4,200	4,000
(d) All Other Fees (4)	0	0

(1)         Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.  Audit fees billed were for professional services provided by Ernst & Young LLP for audit compliance, audit advice and audit planning.

(2)         Represents the fee for assurance and related services by Ernst & Young LLP reasonably related to the performance of the audit of the Registrant’s financial statements that was not reported under (a) of this item.

(3)         Represents the aggregate tax fee billed for professional services rendered by Ernst & Young LLP for tax compliance, tax advice and tax planning. Such tax services included the review of income and excise tax returns for the Registrant.

(4)         For fiscal years ended October 31, 2012 and October 31, 2011, there were no fees billed for professional services rendered by Ernst & Young LLP to the Registrant, other than the services reported in (a) through (c) of this item.

Tax fees for 2012 and 2011 are for recurring tax fees for the preparation of the federal and state tax returns.

(e)(1)The Registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged with these services. The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2) There were no services performed under Rule 2.01 (c) (7) (I) (C).

(f)  Not applicable

(g)

2012	$198,455
2011	$69,765

2012 fees break down is as follows: $4,200 for the Trust; $123,430 for the Victory Portfolio and Victory Variable Insurance Trusts; $15,000 for Victory Capital Series; $51,325 for other Key tax fees and $4,500 in Indian tax fees.

(h) The Registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the Registrant’s investment advisor (and the advisor’s relevant affiliates), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5.   Audit Committee of Listed Registrants.

Not applicable.

Item 6.   Investments.

(a)       Not applicable.

(b)       Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Victory Institutional Funds

By (Signature and Title)	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer

Date	December 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael D. Policarpo, II
Michael D. Policarpo, II, President

Date	December 21, 2012

By (Signature and Title)	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer

Date	December 21, 2012